SUBSCRIPTION CERTIFICATE #: NUMBER OF RIGHTS THE TERMS AND CONDITIONS OF THE OFFER ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED FEBRUARY 19, 2026 AND ACCOMPANYING PROSPECTUS (TOGETHER, THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM EQ FUND SOLUTIONS, LLC, THE INFORMATION AGENT. TCW STRATEGIC INCOME FUND, INC. Formed under the laws of the State of Maryland TRANSFERABLE SUBSCRIPTION CERTIFICATE Evidencing Transferable Subscription Rights to Purchase Shares of Common Stock of TCW Strategic Income Fund, Inc. Estimated Subscription Price: $4.52 per Share THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., EASTERN TIME, ON MARCH 18, 2026, UNLESS EXTENDED BY THE FUND REGISTERED OWNER: THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of transferable subscription rights (“Rights”) set forth above. Three Rights entitle the holder thereof to subscribe for and purchase one shares of Common Stock, par value of $0.01 per share, of TCW Strategic Income Fund, Inc., incorporated in Maryland, at an estimated price of $4.52 per share (the “Primary Subscription Privilege”), pursuant to a rights offering (the “Offer”), on the terms and subject to the conditions set forth in the Prospectus and the “Instructions as to Use of TCW Strategic Income Fund, Inc. Subscription Certificates” accompanying this Subscription Certificate. If any shares of Common Stock available for purchase in the Offer are not purchased by other stockholders of Rights pursuant to the exercise of their Primary Subscription Privilege (the “Excess Shares”), any Rights holder who was a stockholder of record of shares of Common Stock as of 5:00 P.M. Eastern Time on February 19, 2026 (“Record Date Stockholders”) that exercises its Primary Subscription Privilege in full may subscribe for a number of Excess Shares pursuant to the terms and conditions of the Offer, subject to proration, as described in the Prospectus (the “Over-Subscription Privilege”). Fractional shares will not be issued upon the exercise of the Rights. Accordingly, shares of Common Stock may be purchased only pursuant to the exercise of Rights in integral multiples of three; however, any Record Date Stockholder who owns fewer than three shares of Common Stock as of 5:00 P.M. Eastern Time on February 19, 2026, may subscribe for one full share of Common Stock. The Rights represented by this Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side and by returning the full payment of the estimated subscription price for each share of Common Stock in accordance with the “Instructions as to Use of TCW Strategic Income Fund, Inc. Subscription Rights Certificates” that accompany this Subscription Rights Certificate. This Subscription Certificate is not valid unless it is countersigned by the subscription agent and registered by the registrar. Witness the signatures of the duly authorized officers of TCW Strategic Income Fund, Inc. Dated: February 19, 2026 ___/s/ Richard Villa________________ President

DELIVERY OPTIONS FOR SUBSCRIPTION CERTIFICATE Delivery other than in the manner or to the addresses listed below will not constitute valid delivery. If delivering by hand: Equiniti Trust Company, LLC 1110 Centre Pointe Curve, Suite #101 Mendota Heights, MN 55120 Attn: Reorganization Department If delivering by mail or overnight courier: Equiniti Trust Company, LLC 1110 Centre Pointe Curve, Suite #101 Mendota Heights, MN 55120 Attn: Reorganization Department PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY. FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS To subscribe for shares of Common Stock pursuant to your Primary Subscription Privilege, please complete lines (a) and (c) and sign under Form 4 below. To subscribe for shares of Common Stock pursuant to your Over-Subscription Privilege, please also complete line (b) and sign under Form 4 below. To the extent you subscribe for more shares of Common Stock than you are entitled under either the Primary Subscription Privilege or the Over-Subscription Privilege, you will be deemed to have elected to purchase the maximum number of shares of Common Stock for which you are entitled to subscribe under the primary subscription or Over-Subscription Privilege, as applicable. (a) EXERCISE OF BASIC SUBSCRIPTION RIGHT: I apply for ______________ shares x $4.52 = $_______________ (no. of new shares) (estimated subscription price) (amount enclosed) (b) EXERCISE OF OVER-SUBSCRIPTION PRIVILEGE If you are a Record Date Stockholder and have exercised your Primary Subscription Privilege in full and wishto subscribe for additional shares of Common Stock pursuant to your Over-Subscription Privilege: I apply for ______________ shares x $4.52 = $_______________ (no. of new shares) (estimated subscription price) (amount enclosed) (c) Total Amount of Payment Enclosed = $__________________ METHOD OF PAYMENT (CHECK ONE) ☐ Check or bank draft payable to “Equiniti Trust Company, LLC as Subscription Agent.” ☐ Wire transfer of immediately available funds directly to the account maintained by Equiniti Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Offer at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA #021000021 or Swift Code: CHASUS33, Account # 530-354616 Equiniti Trust Company, LLC FBO TCW Strategic Income Fund, Inc. with reference to the rights holder’s name. Please note $4.52 is an estimated subscription price only. The subscription price will be determined as described in the Prospectus. FORM 2-TRANSFER TO DESIGNATED TRANSFEREE To transfer your subscription rights to another person, complete this Form 2 and have your signature guaranteed under Form 5. For value received ______________ of the subscription rights represented by this Subscription Certificate are assigned to: Social Security # __________________________________________________ Signature(s): ______________________________________________________ IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Certificate in every particular, without alteration or enlargement, or any other change whatsoever. FORM 3-DELIVERY TO DIFFERENT ADDRESS If you wish for the shares of Common Stock underlying your subscription rights, acertificate representing unexercised subscription rights or the proceeds of any sale of subscription rights to be delivered to an address different from that shown on the face of this Subscription Certificate, please enter the alternate address below, sign under Form 4 and have your signature guaranteed under Form 5. FORM 4-SIGNATURE TO SUBSCRIBE: I acknowledge that I have received the Prospectus Supplement and accompanying Prospectus for this Offer and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus Supplement and accompanying Prospectus. Signature(s): ______________________________________________________ IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Certificate in every particular, without alteration or enlargement, or any other change whatsoever. FORM 5-SIGNATURE GUARANTEE This form must be completed if you have completed any portion of Forms 2 or 3. Signature Guaranteed: _______________________________________________ (Name of Bank or Firm) By:_______________________________________________________________ (Signature of Officer) IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15. FOR INSTRUCTIONS ON THE USE OF TCW STRATEGIC INCOME FUND, INC. SUBSCRIPTION CERTIFICATES, CONSULT THE INFORMATION AGENT EQ FUND SOLUTIONS, AT (877) 283-0323.